FINANCIAL INSTRUMENTS	12 Months Ended
Feb. 29, 2012
FINANCIAL INSTRUMENTS
FINANCIAL INSTRUMENTS

18. FINANCIAL INSTRUMENTS

        Financial instruments are classified into one of the following categories: held-for-trading, held-to-maturity, available-for-sale, loans and receivables, or other financial liabilities.

Fair Value

        The following table summarizes the carrying values of the Company's financial instruments:

	February 29, 2012	February 28, 2011
Held-for-trading (1)	52,975	89,714
Loans and receivables (2)	10,214	12,197
Other financial liabilities (3)	11,655	14,608
(1)
Includes cash, cash equivalents, restricted cash, and short term investments

(2)
Includes trade receivables and other receivables which are financial in nature

(3)
Includes accounts payable and accrued liabilities which are financial in nature

        Cash and cash equivalents, restricted cash, short term investments, trade receivables, other receivables, accounts payable and accrued liabilities are short term financial instruments whose fair value approximates the carrying amount given that they will mature shortly. As at the consolidated balance sheet dates, there are no significant differences between the carrying values of these items and their estimated fair values. All financial instruments have been measured using Level 1 inputs.

Interest rate risk

        Cash and cash equivalents and short term investments with fixed interest rates expose the Company to interest rate risk on these financial instruments. Interest income of $393 was recognized during the year ended February 29, 2012 on the Company's cash, cash equivalents and short term investments [year ended February 28, 2011 – $233].

Credit risk

        In addition to trade receivables and other receivables, the Company is exposed to credit risk on its cash and cash equivalents, restricted cash, and short term investments in the event that its counterparties do not meet their obligations. The Company does not use credit derivatives or similar instruments to mitigate this risk and, as such, the maximum exposure is the full carrying value or fair value of the financial instrument. The Company minimizes credit risk on cash and cash equivalents and short term investments by transacting with only reputable financial institutions and customers.

Foreign exchange risk

        The following table summarizes the currency distribution of the Company's financial instruments in US dollars, as at February 29, 2012 and February 28, 2011:

	February 29, 2012			February 28, 2011
	US Dollars	CDN Dollars	Other Currency	US Dollars	CDN Dollars	Other Currency
Held-for-trading	82%	15%	3%	87%	11%	2%
Loans and receivables	84%	13%	3%	94%	1%	5%
Other financial liabilities	60%	26%	14%	70%	18%	12%

        Foreign exchange risk arises because of fluctuations in exchange rates. The Company does not currently use derivative financial instruments to mitigate this risk.

        If the US dollar had appreciated 1% against all foreign currencies at February 29, 2012, with all other variables held constant, the impact of this foreign currency change on the Company's foreign denominated financial instruments would have resulted in a decrease in after-tax net income of $67 for the year ended February 29, 2012 [year ended February 28, 2011 – $84], with an equal and opposite effect if the US dollar had depreciated 1 percent against all foreign currencies at February 29, 2012.

Liquidity risk

        A risk exists that the Company will not be able to meet its financial obligations as they become due. Based on the Company's recent performance, current revenue expectations and strong current ratio, management believes that liquidity risk is low.